                                 MORGAN STANLEY
                        EMERGING MARKETS DEBT FUND, INC.

---------------------------------------------

DIRECTORS AND OFFICERS

Barton M. Biggs              William G. Morton, Jr.
CHAIRMAN OF THE BOARD        DIRECTOR
OF DIRECTORS                 James W. Grisham
Warren J. Olsen              VICE PRESIDENT
PRESIDENT AND DIRECTOR       Michael F. Klein
Peter J. Chase               VICE PRESIDENT
DIRECTOR                     Harold J. Schaaff, Jr.
John W. Croghan              VICE PRESIDENT
DIRECTOR                     Joseph P. Stadler
David B. Gill                VICE PRESIDENT
DIRECTOR                     Valerie Y. Lewis
Graham E. Jones              SECRETARY
DIRECTOR                     James R. Rooney
John A. Levin                TREASURER
DIRECTOR                     Belinda A. Brady
                             ASSISTANT TREASURER

---------------------------------------------
INVESTMENT ADVISER

Morgan Stanley Asset Management Inc.
1221 Avenue of the Americas
New York, New York 10020
---------------------------------------------------------
ADMINISTRATOR
The Chase Manhattan Bank
73 Tremont Street
Boston, Massachusetts 02108
---------------------------------------------------------
CUSTODIANS
Morgan Stanley Trust Company
One Pierrepont Plaza
Brooklyn, New York 11201

The Chase Manhattan Bank
770 Broadway
New York, New York 10003
---------------------------------------------------------
SHAREHOLDER SERVICING AGENT
Boston Equiserve
Investor Relations Department
P.O. Box 644
Boston, Massachusetts 02102-0644
(617) 575-3120
---------------------------------------------------------
LEGAL COUNSEL
Rogers & Wells
200 Park Avenue
New York, New York 10166
---------------------------------------------------------
INDEPENDENT ACCOUNTANTS

Price Waterhouse LLP
1177 Avenue of the Americas
New York, New York 10036

---------------------------------------------------------
For additional Fund information, including the Fund's net asset value per share and information regarding the investments comprising the Fund's portfolio, please call 1-800-221-6726.

                            ------------------------

                                 MORGAN STANLEY
                                EMERGING MARKETS
                                DEBT FUND, INC.
                             ---------------------

                              FIRST QUARTER REPORT
                                 MARCH 31, 1997
                      MORGAN STANLEY ASSET MANAGEMENT INC.
                               INVESTMENT ADVISER

LETTER TO SHAREHOLDERS
--------

For the three months ended March 31, 1997, the Morgan Stanley Emerging Markets Debt Fund, Inc. had a total return, based on net asset value per share, of 5.70% compared to 0.78% for the J.P. Morgan Emerging Markets Bond Plus Index (the "Index"). For the one year ended March 31, 1997, the Fund had a total return, based on net asset value per share, of 51.31% compared to 35.03% for the Index. For the period since the Fund's commencement of operations on July 23, 1993 through March 31, 1997, the Fund's total return, based on net asset value per share, was 103.78% compared with 71.25% for the Index. On March 31, 1997, the closing price of the Fund's shares on the New York Stock Exchange was $13.00, representing a 7.3% discount to the Fund's net asset value per share.

For the first few weeks of the year, the trend of an across the board tightening of credit spreads continued unabated. Attractive relative valuations, the stretch for incremental yield, improving sovereign credits and easy global monetary conditions prompted continued increases in allocations to emerging market assets. Chairman Greenspan's comments on the state of credit markets, extended valuations and mispricing of risks stopped the music suddenly. A correction in fixed income markets started in the last week of February and lasted for practically all of the month of March.

It is always easier with hindsight to point out the excesses in financial markets. The only common theme this time around was the fact that it was no different than the last time we encountered clear-air turbulence in emerging markets. Valuations always look stretched, but somehow always justifiable, late-comers to the party are the first to get "excessively exuberant", self-fulfilling circular loops of logic are in fashion, hot investment ideas proliferate as bull market geniuses are spawned every day and unsuspecting investment professionals dance to the "its different this time around" chorus. Before anyone knows it, a bear market/serious correction suddenly appears from out of the blue. The specific catalyst or trigger can somehow never be anticipated, as corrections seldom arrive accompanied by the sound of drums and music. Two things remain true no matter what: that bulls are mortal and it always appears pitch black before the dawn of a rally. So when the Fed is expected to move another 100 basis points in 1997, political cycles are expected to wreck the improving economic stories, oil prices are headed to $10 a barrel and some emerging country is close to a default, it will be time to buy emerging market bonds again. Or will it?

The markets didn't surprise by behaving differently this time around. An increase in risk premiums affected all countries and all bonds. A correction, precipitated by possible Fed action and deepened by redemptions and a reduction in committed capital, tends to affect the broad market. Hot investments tend to get hit the hardest as positions need to be reduced and the demand supply imbalance grows exponentially. The weight of money heading for the exits drowns the fundamentals for a while. The overbought and the overowned assets underperformed as expected. The only safe havens proved to be short-duration floating rate bonds of Argentina, Brazil and Morocco. The resilience of the Mexican peso surprised everyone and assets with low correlations with the broad market performed reasonably.

Over the course of the quarter, though, the improving credit stories did outperform. Argentina, Brazil, Bulgaria, Mexico and Morocco did manage to hold on to positive returns. The countries with deteriorating outlooks underperformed. Ecuador, Venezuela and Russia took up the rear of the performance pack. The performance of Panama, Peru, Philippines and Poland proved to be mediocre.

The Fund outperformed by sticking to our religion. Buying cheap credits with an improving economic outlook proved successful in Bulgaria as we retained our overweight in the best performing country for the quarter based on the premise that a political consensus existed to undertake serious macroeconomic stabilization for the first time in many years. A transition government that replaced the ex-socialists negotiated for help from the International Monetary Fund (IMF), World Bank and the European Union for external financing that would improve the country's ability to implement a currency board after the elections scheduled for mid-April. The reformers are expected to win and implement the IMF prescribed stabilization and de-regulation program.

Our focus on values and improvement steered us away from the pitfalls in Ecuador as an ambitious President was ousted by the population on charges of corruption, nepotism and conservatism. Economic policies, however well crafted, need careful execution. Ecuador reminded us that drastic reform can run the risk of a backlash. We managed to side-step the problems by reducing our exposure as valuations became stretched and the first sign of trouble emerged.

Mexico proved to be a difficult country in 1997. The strong tail-winds of firm oil prices, low global interest rates and a weak peso turned into head winds for the first time since the crisis of 1995. Expensive assets and risk of further political upheaval before the elections in July did not warrant an excessive allocation. The country performed well in January as excessive liquidity drove spreads lower but has underperformed the market since.

Argentina, on the other hand, was an easier credit to invest in. A buoyant economy, bouncing of cyclical troughs, improved domestic sentiment. Intelligent pre-financing of the government borrowing needs during easy money conditions and refocus on structural reform of the labor markets reduced perceived risks. A manageable fiscal position and ample domestic liquidity helped Argentina to remain as one of the top performers in 1997.

In South Africa, the Fund invested in rand denominated South African gilts as high real interest rates and a cheap currency proved to be attractive. Interest rates were maintained at high levels as the Central Bank sought to cool the growth in private sector credit. The prospect of declining inflation over the course of the year and a tight fiscal policy made the local bond market attractive. The currency should find support from a much smaller trade balance and privatization related inflows during 1997.

We reduced positions in Morocco as the economic recovery after the drought in 1995 was fully priced into current prices and implementation of structural reforms seemed to be losing steam during 1997. The prospect of favorable ratings also buoyed prices. We used the rally in prices during February to reduce our allocations to Morocco. We will consider increasing them again once valuations reach attractive levels again and are consistent with an expected rating in the BB category.

Brazil weathered its first concern over the currency fairly well but doubts over the sustainability of the current regime remain. The appearance of large trade deficits cast doubts on the government's balance of policies. Clearly, in the absence of a reduction in the growth of domestic demand, higher interest rates or a tighter fiscal policy are inevitable. Privatizations and amendments to the Constitution, if permitted by President Cardoso, may provide short-term relief. The government needs to deliver on key reform initiatives this year to safeguard the long-run viability of the Real plan. We reduced our allocations to Brazil as relative valuations proved to be unattractive compared to the possible downside risks in the absence of reform.

A decline in oil prices burst Venezuela's bubble. Venezuela has benefited from the rally in oil prices as higher oil prices have increased foreign reserves of the Central Bank as well as improved the fiscal position of the government. A slight delay in enacting other reform measures such as the labor and severance pay reform bill and the granting of high adjustments to salaried workers gave investors the excuse to take profits. Price declines were severe as the Venezuelan story had been bought by all. We did not materially change our exposure to Venezuela during the quarter.

The outlook for the market is dependent on the course of U.S. interest rates. At this time it appears that another 50 basis points increase in Fed funds will be necessary to slow demand. Higher wages and a resultant increase in unit labor costs threaten the period of price stability that we have had since the late 1980's. Once this has been priced into the bond market, and a certain amount of stability returns to the U.S. bond market, emerging market bonds should recover. The correction in prices have restored valuations to attractive levels. Any further declines in the absence of any major increase in U.S. rates should prove to be buying opportunities. A buoyant U.S. dollar, a competitive environment in goods and labor markets in the U.S., a general lack of pricing power and the absence of a synchronized expansion in Europe and some parts of Asia should limit the dangers of inflation in the near term.

Sincerely,

           [SIGNATURE]
Warren J. Olsen
PRESIDENT AND DIRECTOR

      [SIGNATURE]
Paul Ghaffari
PORTFOLIO MANAGER

APRIL 1997

Morgan Stanley Emerging Markets Debt Fund, Inc.
Investment Summary as of March 31, 1997 (Unaudited)
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

HISTORICAL
INFORMATION
                                                   TOTAL RETURN (%)
                      ---------------------------------------------------------------------------

                         MARKET VALUE (1)         NET ASSET VALUE (2)            INDEX (3)
                      -----------------------   -----------------------   -----------------------
                                    AVERAGE                   AVERAGE                   AVERAGE
                      CUMULATIVE     ANNUAL     CUMULATIVE     ANNUAL     CUMULATIVE     ANNUAL
                      -----------------------   -----------------------   -----------------------
FISCAL YEAR TO DATE     12.08%       --            5.70%       --            0.78%       --
ONE YEAR                38.53        38.53%       51.31        51.31%       35.03        35.03%
SINCE INCEPTION*        88.84+       18.80+      103.78+       21.28+       71.25        15.69

PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE PERFORMANCE.
--------------------------------------------------------------------------------
RETURNS AND PER SHARE INFORMATION

A BAR CHART REFLECTING THE DATA BELOW IS REFLECTED HERE.

              YEARS ENDED DECEMBER 31:
                    TOTAL RETURN
                                                                                                   THREE MONTHS ENDED
                                                        1993*      1994       1995       1996        MARCH 31, 1997
Net Asset Value Per Share                               $ 18.96    $ 12.23    $ 12.40    $ 17.31                 $14.03
Market Value Per Share                                  $ 18.13    $ 11.38    $ 12.50    $ 15.13                 $13.00
Premium/(Discount)                                        -4.4%      -7.0%       0.8%     -12.6%                  -7.3%
Income Dividends                                          $0.16      $1.49      $1.72      $1.08                  $0.55
Capital Gains Distributions                                   -      $0.41          -          -                  $3.24
Fund Total Return (2)                                    35.96%    -25.95%    26.85%+     50.98%                  5.70%
Index Total Return (3)                                   18.67%    -18.93%     26.77%     39.31%                  0.78%
Morgan Stanley Emerging Markets Debt Fund, Inc. (2)
J.P. Morgan Emerging Markets Bond Plus Index (3)

 (1)   Assumes dividends and distributions, if any, were reinvested.
 (2) Total investment return based on net asset value per share reflects the effects of changes in net asset value on the performance of the Fund during each period, and assumes dividends and distributions, if any, were reinvested. These percentages are not an indication of the performance of a shareholder's investment in the Fund based on market value due to differences between the market price of the stock and the net asset value per share of the Fund.
 (3)   Prior  to fiscal year 1997, the Fund used the J.P. Morgan Emerging Markets
       Bond Index as its benchmark for performance purposes. Beginning in 1997, the Fund is now using the J.P. Morgan Emerging Markets Bond Plus Index for the purpose of performance comparisons. This index includes a broader range of debt instruments and more closely represents the investment strategy of the Fund. Because the J.P. Morgan Emerging Markets Bond Plus
       Index was not available prior to January 1, 1994 the performance of the J.P. Morgan Emerging Markets Bond Index is shown for the period July 23,
       1993 to December 31, 1993 and for purposes of computing cumulative performance of the benchmark index, for that period. The J.P. Morgan
       Emerging Markets Bond Plus Index is a market weighted index composed of Brady bonds, loans and Eurobonds, as well as U.S. Dollar local market instruments of Argentina, Brazil, Bulgaria, Mexico, Morocco, Nigeria, the
       Philippines, Poland, Russia, Venezuela and South Africa.
   *   The Fund commenced operations on July 23, 1993.
   + This return does not include the effect of the rights issued in connection with the Rights Offering.

Morgan Stanley Emerging Markets Debt Fund, Inc.
Portfolio Summary as of March 31, 1997 (Unaudited)
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

PORTFOLIO INVESTMENTS DIVERSIFICATION

    EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

    Debt Instruments                          97.2%
    Short-Term Investment                      2.8%

--------------------------------------------------------------------------------

COUNTRY WEIGHTINGS

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

Argentina                                     18.7%
Russia                                        17.7%
Brazil                                        12.2%
Mexico                                        12.1%
Bulgaria                                       9.4%
Venezuela                                      7.1%
Jamaica                                        5.2%
Ecuador                                        3.9%
Peru                                           3.4%
Ivory Coast                                    2.3%
Other                                          8.0%

--------------------------------------------------------------------------------

TEN LARGEST HOLDINGS*

                                                   PERCENT OF
                                                      TOTAL
                                                   INVESTMENTS
                                                   -----------
       1. Republic of Russia Debt                     17.7%
       2. Republic of Argentina Debt                  15.8
       3. Republic of Brazil Debt                     10.9
       4. Republic of Bulgaria Debt                    9.4
       5. United Mexican States Debt                   7.6

                                                   PERCENT OF
                                                      TOTAL
                                                   INVESTMENTS
                                                   -----------

       6. Republic of Venezuela Debt                   7.1%
       7. Government of Jamaica Debt                   5.2
       8. Republic of Equador Debt                     3.9
       9. Republic of Peru Debt                        3.4
      10. Empresas ICA Sociedad Controladora           2.6
                                                     -----
                                                      83.6%
                                                     -----
                                                     -----

* Excludes short-term investments.

INVESTMENTS (UNAUDITED)
(SHOWING PERCENTAGE OF TOTAL VALUE OF INVESTMENTS)
---------

MARCH 31, 1997

                                                             FACE
                                                           AMOUNT          VALUE
                                                            (000)          (000)
--------------------------------------------------------
------------
DEBT INSTRUMENTS (93.0%)
--------------------------------------------------------
------------
ARGENTINA (18.7%)
BONDS (17.7%)
  +Acindar Industries 11.30%, 11/12/98              U.S.$   1,500  U.S.$   1,545
  Industrias Pescarmona S.A. 144A 11.75%, 3/27/98           1,000          1,027
  Metrogas S.A. 'B' 10.875%, 5/15/01                        4,000          4,260
  Republic of Argentina 144A 11.75%, 2/12/07          ARP   8,900          8,950
  Republic of Argentina 11.375%, 1/30/17            U.S.$   1,175          1,211
  +Republic of Argentina 'L' Bond 6.75%, 3/31/05           49,373         44,189
  Republic of Argentina Par Bond 5.50%, 3/31/23             6,200          3,879
                                                                   -------------
                                                                          65,061
                                                                   -------------
NOTE (1.0%)
  Nortel Inversora 'A' 144A 6.00%, 3/31/07                  6,723          3,580
                                                                   -------------
                                                                          68,641
                                                                   -------------
--------------------------------------------------------
------------
BRAZIL (8.0%)
BONDS
  Federative Republic of Brazil 'C' Bond PIK Euro
    8.00%, 4/15/04                                         14,098         10,498
  +Federative Republic of Brazil Debt Conversion
    'L' Bond 6.5625%, 4/15/12                              15,800         12,467
  +Federative Republic of Brazil 'Z-L' Discount
    Bond 6.50%, 4/15/24                                     1,850          1,486
  Tevecap 12.625%, 11/26/04                                 5,000          5,175
                                                                   -------------
                                                                          29,626
                                                                   -------------
--------------------------------------------------------
------------
BULGARIA (9.4%)
BONDS (7.1%)
  Republic of Bulgaria Front Loaded Interest
    Reduction Bond 'A' Euro 2.25%, 7/28/12                 40,500         17,061
  +Republic of Bulgaria Past Due Interest Bond
    6.56%, 7/28/11                                         15,750          9,007
                                                                   -------------
                                                                          26,068
                                                                   -------------
NOTE (2.3%)
  Republic of Bulgaria Discount Note 6.56%,
    8/20/97                                                20,000          8,510
                                                                   -------------
                                                                          34,578
                                                                   -------------
--------------------------------------------------------
------------

                                                             FACE
                                                           AMOUNT          VALUE
                                                            (000)          (000)

--------------------------------------------------------
------------
ECUADOR (3.9%)
BONDS
  +Republic of Ecuador Past Due Interest Bond
    (Registered) 6.44%, 2/27/15                     U.S.$   9,202  U.S.$   5,240
  Republic of Ecuador Par Bond 3.50%, 2/28/25               2,100            866
  +Republic of Ecuador Discount Bond 6.44%,
    2/28/25                                                 6,700          4,347
  +Republic of Ecuador Past Due Interest Bond Euro
    6.44%, 2/27/15                                          6,539          3,723
                                                                   -------------
                                                                          14,176
                                                                   -------------
--------------------------------------------------------
------------
INDIA (0.7%)
BOND
  Saurashtra Cement Co. 17.00%, 9/7/97                INR  94,000          2,484
                                                                   -------------
--------------------------------------------------------
------------
IVORY COAST (2.3%)
BONDS
  Republic of Ivory Coast Syndicated Loan, Zero
    Coupon, 12/31/00                                U.S.$   5,750          2,199
  Republic of Ivory Coast Syndicated Loan, Zero
    Coupon, 12/31/00                                  FRF  89,146          6,411
                                                                   -------------
                                                                           8,610
                                                                   -------------
--------------------------------------------------------
------------
JAMAICA (5.2%)
BOND
  Government of Jamaica 12.00%, 7/19/99             U.S.$  19,100         19,100
                                                                   -------------
--------------------------------------------------------
------------
MEXICO (12.1%)
BONDS
  Empresas ICA Sociedad Controladora 11.875%,
    5/30/01                                                 8,000          8,520
  Empresas ICA Sociedad Controladora (Registered)
    11.875%, 5/30/01                                        1,000          1,065
  Empresas La Moderna 11.375%, 1/25/99                      6,500          6,792
  National Financiera 17.00%, 2/26/99                 ZAR  12,000          2,675
--------------------------------------------------------
------------

                                                             FACE
                                                           AMOUNT          VALUE
                                                            (000)          (000)
--------------------------------------------------------
------------
MEXICO (CONTINUED)
  United Mexican States Discount Bond 6.375%,
    9/9/97                                          U.S.$  16,250  U.S.$  10,923
  United Mexican States Global Bond 11.375%,
    9/15/16                                                 1,850          1,898
  United Mexican States Global Bond Euro 11.50%,
    5/15/26                                                 6,500          6,727
  United Mexican States Global Bond 11.375%,
    9/15/16                                                 5,650          5,795
                                                                   -------------
                                                                          44,395
                                                                   -------------
--------------------------------------------------------
------------
NIGERIA (1.6%)
NOTE
  Central Bank of Nigeria Promissory Note 3.86%,
    1/5/10                                                 11,000          5,775
                                                                   -------------
--------------------------------------------------------
------------
PANAMA (1.1%)
BONDS
  Republic of Panama Interest Reduction Bond 144A
    3.50%, 7/17/14                                          3,583          2,499
  +Republic of Panama Interest Reduction Bond Euro
    3.50%, 7/17/14                                            300            209
  +Republic of Panama Past Due Interest Bond
    6.56%, 7/17/16                                          1,724          1,375
                                                                   -------------
                                                                           4,083
                                                                   -------------
--------------------------------------------------------
------------
PERU (3.4%)
BONDS
  Republic of Peru Front Loaded Interest Reduction
    Bond 3.25%, 3/7/17                                     11,698          6,054
  Republic of Peru Front Loaded Interest Reduction
    Bond 3.25%, 3/7/17                                      5,000          2,588
  Republic of Peru Past Due Interest Bond 4.00%,
    3/7/17                                                  6,494          3,734
                                                                   -------------
                                                                          12,376
                                                                   -------------
--------------------------------------------------------
------------
RUSSIA (17.7%)
BONDS (10.7%)
  Ministry of Finance Tranche IV 3.00%, 5/14/03            43,590         26,753
  Ministry of Finance Tranche IV (Letter of
    Entitlement) 3.00%, 5/14/03                               128             79
  Ministry of Finance Tranche VI 144A 3.00%,
    5/14/06                                                18,300          8,864
  Russia Past Due Interest Bond, Zero Coupon,
    12/31/99                                                5,300          3,584
                                                                   -------------
                                                                          39,280
                                                                   -------------
--------------------------------------------------------
------------
                                                             FACE
                                                           AMOUNT          VALUE
                                                            (000)          (000)

--------------------------------------------------------
------------
RUSSIA (CONTINUED)
LOAN AGREEMENTS (3.1%)
  Bank for Foreign Economic Affairs
    (Participation: J.P. Morgan, Chase Securities,
    Inc.)                                           U.S.$   9,550  U.S.$   7,473
  Bank for Foreign Economic Affairs                 DEM     8,200          4,086
                                                                   -------------
                                                                          11,559
                                                                   -------------
NOTE (3.9%)
  Russia Interest Arrears Note, Zero Coupon,
    12/31/99                                        U.S.$  25,300         14,231
                                                                   -------------
                                                                          65,070
                                                                   -------------
--------------------------------------------------------
------------
SOUTH AFRICA (1.8%)
BOND
  Republic of South Africa '150' 12.00%, 2/28/05      ZAR  35,000          6,798
                                                                   -------------
--------------------------------------------------------
------------
VENEZUELA (7.1%)
BONDS
  +Republic of Venezuela Discount Bonds 'A' 6.38%,
    3/31/20                                         U.S.$   9,000          7,312
  +Republic of Venezuela Discount Bonds 'B' 6.38%,
    3/31/20                                                 5,600          4,550
  +Republic of Venezuela Front Loaded Interest
    Reduction Bond 'A' 6.75%, 3/31/07                      16,190         14,121
  +Republic of Venezuela Front Loaded Interest
    Reduction Bond 'B' 6.75%, 3/31/07                         238            208
                                                                   -------------
                                                                          26,191
                                                                   -------------
--------------------------------------------------------
------------
TOTAL DEBT INSTRUMENTS
    (Cost U.S. $350,259)                                                 341,903
                                                                   -------------
--------------------------------------------------------
------------
STRUCTURED INVESTMENT (4.2%)
--------------------------------------------------------
------------
BRAZIL
  Federative Republic of Brazil Credit Linked
    Enhanced Note 9.00%, 1/5/99
    (Cost U.S. $15,000)                                    15,000         15,431
                                                                   -------------
--------------------------------------------------------
------------
                                                           NO. OF
                                                         WARRANTS
--------------------------------------------------------
------------
WARRANTS (0.0%)
--------------------------------------------------------
------------
VENEZUELA
  Republic of Venezuela Oil, expiring 4/15/20
    (Cost U.S. $0)                                        104,240            --@
                                                                   -------------
--------------------------------------------------------
------------

                                                           NO. OF          VALUE
                                                        CONTRACTS          (000)
--------------------------------------------------------
------------
PURCHASED OPTION (0.0%)
--------------------------------------------------------
------------
BRAZIL
  Federative Republic of Brazil 'C' Bond Call
    Option, Strike price 77.40625, expiring 4/7/97
    (Cost U.S. $397)                                          254  U.S.$     --@
                                                                   -------------
--------------------------------------------------------
------------
                                                           NO. OF
                                                           RIGHTS
--------------------------------------------------------
------------
RIGHTS (0.0%)
--------------------------------------------------------
------------
MEXICO
  United Mexican States Value Recovery Rights,
    expiring 6/30/03 (Cost U.S. $0)                     9,230,000            --@
                                                                   -------------
--------------------------------------------------------
------------
                                                           AMOUNT
                                                            (000)
--------------------------------------------------------
------------
SHORT-TERM INVESTMENT (2.8%)
--------------------------------------------------------
------------
UNITED STATES
REPURCHASE AGREEMENT
  Chase Securities, Inc., 6.00%, date 3/31/97, due
    4/1/97, to be repurchased at U.S. $10,223,
    collateralized by U.S. Treasury Bonds, 10.75%,
    due 6/15/08, valued at U.S. $10,434
    (Cost U.S. $10,221)                             U.S.$  10,221         10,221
                                                                   -------------
--------------------------------------------------------
------------
                                                           AMOUNT          VALUE
                                                            (000)          (000)

--------------------------------------------------------
------------
FOREIGN CURRENCY ON DEPOSIT
    WITH CUSTODIAN (0.0%)
  Indian Rupee
    (Cost $--@)                                       INR      10  U.S.$     --@
                                                                   -------------
--------------------------------------------------------
------------
TOTAL INVESTMENTS (100.0%)
    (Cost $375,877)                                                      367,555
                                                                   -------------
--------------------------------------------------------
------------
OTHER ASSETS AND LIABILITITES
  Other Assets                                      U.S.$ 127,233
  Liabilities                                            (192,720)       (65,487)
                                                    -------------  -------------
--------------------------------------------------------
------------
NET ASSETS
  Applicable to 21,531,260 issued and outstanding
    U.S. $0.01 par value shares (100,000,000
    shares authorized)                                             U.S.$ 302,068
                                                                   -------------
                                                                   -------------
--------------------------------------------------------
------------
NET ASSET VALUE PER SHARE                                          U.S.$   14.03
                                                                   -------------
                                                                   -------------
--------------------------------------------------------
------------

ARP  -- Argentine Peso
DEM  -- German Mark
FRF  -- French Franc
INR  -- Indian Rupee
ZAR  -- South African Rand
  +  -- Variable/floating  rate security -- rate disclosed
        is as of March 31, 1997.
  @  -- Amount is less than U.S. $500.
PIK -- Payment-in-Kind. Income may be paid in additional securities or cash at the discretion of the issuer.

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